AFL-CIO HOUSING INVESTMENT TRUST                                        [LOGO]
PERFORMANCE
as of October 31, 2007

--------------------------------------------------------------------------------

ANNUALIZED RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                      For Periods Ending October 31, 2007

                                           1 Year    3 Year    5 Year    10 Year
HIT Net Return                              5.07%     3.86%     4.25%      6.06%
Lehman Brothers Aggregate Bond Index        5.38%     3.88%     4.41%      5.91%

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a Participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Returns shown reflect the net return of an investment for the specified periods of the Trust's expenses. The Trust is internally managed and participants pay only for the actual administrative expenses of operating the Trust. The Lehman Brothers Aggregate Bond Index reflects no deductions for expenses and is not available for direct investment.

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The prospectus should be reviewed carefully before investing.

VALUE GROWTH OF $50,000 INVESTED

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                      For Periods Ending October 31, 2007

                    Lehman Brothers Aggregate Bond Index              HIT Net
 Oct-97                           50,000                              50,000
 Oct-98                           54,668                              54,218
 Oct-99                           54,959                              54,775
 Oct-00                           58,972                              59,583
 Oct-01                           67,558                              67,759
 Oct-02                           71,534                              73,094
 Oct-03                           75,043                              76,116
 Oct-04                           79,193                              80,354
 Oct-05                           80,091                              81,259
 Oct-06                           84,247                              85,669
 Oct-07                           88,782                              90,015

This chart shows the competitive value growth of $50,000 invested in the Trust (minimum initial investment) and its benchmark (theoretical values) over the course of ten years, assuming the reinvestment of all distributions.

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

NET ASSET GROWTH

         [THE FOLLOWING TABLE WAS REPRESENTED AS A MOUNTAIN CHART IN THE
                               PRINTED MATERIAL.]

             For Periods Ending October 31, 1997 - October 31, 2007

                             HIT Net Asset Value
                                (In Billions)

       Oct-97                      1.65
       Oct-98                      1.97
       Oct-99                      2.14
       Oct-00                      2.39
       Oct-01                      2.78
       Oct-02                      3.24
       Oct-03                      3.57
       Oct-04                      3.71
       Oct-05                      3.51
       Oct-06                      3.63
       Oct-07                      3.65

      o The graph above depicts the growth of Trust assets. Asset growth of the Trust has several components, including portfolio performance (primarily interest income on investments less the expenses of the Trust), capital gains and losses, and inflows of new capital less redemptions.

      o Average net assets increased by approximately 10.1% annually for the period October 31, 1997 to October 31, 2007.

      o The Trust's income less operating expenses is distributed monthly to Participants. Participants choose to automatically reinvest approximately 87% of distributions.

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                      For Periods Ending October 31, 2007

Construction and Permanent Mortgages                              1.55%
Multifamily Construction Mortgage-Backed Securities               5.99%
Multifamily Permanent Mortgage-Backed Securities                 47.98%
Cash and Cash Equivalents                                         1.69%
US Treasury Securities                                            7.81%
Commercial MBS                                                    2.65%
Government Sponsored Enterprise Securities                        1.19%
Single Family Mortgage-Backed Securities                         30.26%
State Housing Finance Agency Securities                           0.88%
                                                                ------
                                                                100.00%

o     Includes funded and unfunded commitments.

o Multifamily Construction Mortgage-Backed Securities: The Trust invests in fixed-income securities that finance the construction of multifamily properties. These securities generally have credit enhancements from FHA, Ginnie Mae (GNMA), or a letter of credit or repurchase guarantee from an entity rated "A" or better by Standard and Poor's. These securities generally fund over 12-24 months and upon completion of construction, a permanent security is issued. These securities typically generate yields above U.S. Treasury investments with comparable average lives and generally have significant prepayment protections.

o Multifamily Permanent Mortgage-Backed Securities: The Trust invests in securities that are either backed by permanent loans for multifamily properties or by loans for existing single family homes. These FHA, GNMA, Fannie Mae, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury investments with comparable average lives. Additionally, multifamily mortgage-backed securities generally have significant prepayment protections.

o State Housing Finance Agency Securities: The Trust invests in securities that are guaranteed or insured by a state or local housing finance agency ("A" rated or better or top tier by Standard and Poor's) and are backed by both construction and permanent loans for multifamily properties.

o Single Family Mortgage-Backed Securities: The Trust invests in securities that pool individual mortgages from single family homes. The interest and principal cash flows are passed through to the investor of the MBS net of any servicing fees. These Fannie Mae, GNMA, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury bonds. There is no prepayment protection on these securities meaning payments could be more than the scheduled amount.

o Construction and Permanent Mortgages: The Trust invests in loans used to finance the purchase, refinance or construction of a property.